UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2005

ENERGY TRANSFER PARTNERS, L.P.

(Exact Name of Registrant as Specified in Charter)

Commission File Number:1-11727

Delaware	73-1493906

(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

2838 Woodside Street, Dallas, Texas	75204

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(214) 981-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
Information in Connection with Senior Notes
Information to be Presented to Potential Investors
Press Release

Item 7.01 Regulation FD Disclosure

     Certain information included in the preliminary offering memorandum circulated by Energy Transfer Partners, L.P. (the “Partnership”) today in connection with the senior notes referred to in Item 8.01 below is furnished as Exhibit 99.1 to this report and is incorporated by reference herein. Certain information to be presented to potential investors in connection with such senior notes is furnished as Exhibit 99.2 to this report and is incorporated by reference herein. References to EBITDA in the materials attached as Exhibit 99.2 are calculated in the same manner as calculations of “EBITDA, as adjusted” as described in the Partnership’s other filings with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

Item 8.01 Other Events

     On January 11, 2005, the Partnership announced its intention to issue $550 million aggregate principal amount of unsecured senior notes in an offering under Rule 144A and Regulation S under the Securities Act of 1933, as amended, and to enter into a new $700 million senior unsecured revolving credit facility concurrently with the closing of the note offering. The Partnership plans to use the net proceeds from the issuance of the senior notes, together with borrowings under the anticipated new unsecured revolving credit facility and cash on hand, to refinance substantially all of the outstanding indebtedness under the existing secured credit facilities of La Grange Acquisition, L.P., the Partnership’s midstream and transportation operating subsidiary, and to pay related fees and expenses. A copy of this press release is furnished as Exhibit 99.3 to this report and is incorporated by reference herein.

     This current report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the senior notes.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

Exhibit Number 99.1 — Certain information included in the preliminary offering memorandum circulated in connection with the senior notes on January 11, 2005

Exhibit Number 99.2 — Certain information to be presented to potential investors in connection with the senior notes

Exhibit Number 99.3 — Press Release dated January 11, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Partners, L.P.
By:	U.S. Propane L.P., General Partner
By:	U.S. Propane L.L.C., General Partner

Date: January 11, 2005	By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer and officer duly authorized to sign on behalf of the registrant

By:	/s/ Kelcy L. Warren
Kelcy L. Warren
Co-Chief Executive Officer and officer duly authorized to sign on behalf of the registrant

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Certain information included in the preliminary offering memorandum, circulated in connection with the senior notes on January 11, 2005

Exhibit 99.2	Certain information to be presented to potential investors in connection with the senior notes

Exhibit 99.3	Press Release dated January 11, 2005